AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

1996 ANNUAL REPORT

for the year ended July 31

[The American Funds Group(R)]

American High-Income Municipal Bond Fund(R) seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest up to 100% of its assets in bonds subject to the alternative minimum tax.

About our cover: Investors in American High-Income Municipal Bond Fund finance public works projects across the country, including those that bring together private enterprise and the public good.

Total Returns After Deducting the
Maximum Sales Charge
(for periods ended July 31, 1996)
Lifetime
(since inception on September 26, 1994)     +15.35%
One Year                                    +3.29

[chart]
Charting a $10,000 Investment in American High-Income
Municipal Bond Fund (for the period September 26, 1994 to
July 31, 1996, with dividends reinvested)

                   The fund at        Lehman             The fund at
                   net asset          Brothers           maximum
                   value              Municipal          offering
                   (without           Bond Index         price (with
                   any sales          /1/                4.75% sales
                   charge)                               charge
                                                         deducted) /2/

9/26/94            $10,000            $10,000           $9,525

10/31/94           9,886              9,822              9,418

1/31/95            10,287             10,139             9,800

4/30/95            10,760             10,566             10,251

7/31/95            11,162             10,910             10,634

10/31/95           11,534             11,280             10,988

1/31/96            11,904             11,665             11,340

4/30/96            11,692             11,406             11,139

7/31/96            12,108             11,630             11,535



/1/The index is unmanaged and does not reflect sales charges, commissions or expenses.

/2/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525.

Past results are not predictive of future results.
[end chart]

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound return with all distributions reinvested for periods ended June 30, 1996 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods - Since inception on September 26, 1994: +14.12%, or +7.79% a year; 12 months: +3.15%. Sales charges are lower for accounts of $25,000 or more. These results reflect the effect of a fee waiver. Without the waiver, the results would have been lower. The fund's 30-day yield as of August 31, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 5.51%. The fund's distribution rate as of that date was 5.50%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. While the fund invests for income that is exempt from regular federal income taxes, that income may be subject to state or local income taxes and/or federal alternative minimum taxes. Also, distributions from gains on the disposition of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable.

FELLOW SHAREHOLDERS:

American High-Income Municipal Bond Fund enjoyed a successful year in fiscal 1996, earning solid returns during a period that saw a full cycle of declining and rising interest rates.

     For the 12 months ended July 31, the value of your holdings rose 8.5% if you reinvested your dividends, as most shareholders do. That outpaced the 6.0% total return of the average high-yield municipal bond fund, as measured by Lipper Analytical Services, a leading mutual fund tracking service. The unmanaged Lehman Brothers Municipal Bond Index, which measures investment-grade municipal bonds, returned 6.6% over the same period.

     Shareholders received monthly dividends totaling 88 cents a share and a capital gain distribution of 28 cents a share during the year. Shareholders who took their dividends in cash saw the value of their investment rise 2.4%. They also received an income return of 5.9%. This translates into an equivalent taxable income return of 9.8% for taxpayers in the 39.6% income tax bracket.

     These strong results helped your fund achieve a number one Lipper ranking among its peers for the year (1 of 41) and over its brief lifetime (1 of 35) since September 1994. Lipper rankings do not reflect the effects of sales charges.

     As this fiscal year began, interest rates continued their downward movement. This, as you know, is good for bond prices, which move inversely to yields. In February, rates reversed course for several months before turning down again in mid-June.

     American High-Income Municipal Bond Fund's fortunes, while influenced by interest rates, also are linked to the strength of the economy. A strong economy means healthier financial statements for many municipalities, which can raise the value of their bonds.

     As your fund grows and matures, its portfolio is changing. Taking advantage of all the research resources of the fund's investment adviser, Capital Research and Management Company (CRMC), the portfolio counselors and analysts are gradually increasing holdings in lower rated securities. We believe CRMC's extensive research can help find bonds which offer the best opportunity for reward in the high-yield municipal bond market.

     In the following pages, you'll find a report on corporate-backed municipal bonds and your fund's search for value in these securities.

    Shareholders should bear in mind that research cannot eliminate all the risks inherent in high-yield bonds. Although American High-Income Municipal Bond Fund has earned solid returns over its lifetime (a cumulative 21.1%, or 10.9% on an annualized basis, assuming dividends were reinvested), every fund eventually faces some challenges. There will be periods in which your fund will not be able to maintain the returns it has generated over its brief lifetime.

    We are pleased to note that our shareholder base has continued to expand. We welcome all our new shareholders and look forward to reporting to you again in six months.

Cordially,
Paul G. Haaga, Jr.
Chairman of the Board

Abner D. Goldstine
President

September 12, 1996

[photo caption]
Shareholders in American High-Income Municipal Bond Fund are helping finance pollution controls at an Inland Steel Company blast furnace. This project is typical of the corporate-backed "public-purpose" bonds in the fund's portfolio. [end photo caption]

CORPORATE-BACKED MUNICIPAL BONDS:  BENEFITING THE
COMMUNITY, BUSINESS AND SHAREHOLDERS

When Inland Steel Company wanted to raise money for pollution control equipment, it turned to an unlikely source of financing: America's municipal bond market. It was a smart move. Not only did the citizens of East Chicago, Indiana get cleaner air and water, Inland Steel saved millions in annual interest payments.

     America's municipal bond market traditionally has been the domain of cities, counties, school districts and other local government agencies. It is where much of the money is raised for investment in roads, bridges, schools and hospitals. Corporations usually raise money in the taxable market. But where there is a direct public benefit, they also can sell bonds in the municipal market. American High-Income Municipal Bond Fund owns many bonds backed by well-known American corporations, including Northwest Airlines, Federal Express and Boise Cascade.

    America's corporations have access to the lower cost financing available in the municipal market for projects that further the "public good." Inland Steel met this qualification because cleaner water and air emissions benefited the public directly by reducing pollution.

     When corporations tap the municipal bond market, everyone can benefit, including the companies, taxpayers and investors. Companies win because municipal bonds allow them to pay lower interest rates than taxable bonds. Taxpayers win by having cleaner air and water. Investors win by gaining access to tax-free bonds backed by some of the nation's biggest companies.*

     Northwest Airlines turned to the municipal market to raise money to expand its hub facilities at Detroit Metropolitan Airport. Northwest's shareholders benefit directly because lower borrowing costs help the company's bottom line. Joe Francht, Northwest's treasurer, estimates the company is paying three percentage points less in interest in the municipal market than it would have paid in the taxable market.

*Interest on private-use, public-purpose bonds may subject certain investors to the alternative minimum tax.

[photo caption]
Northwest Airlines turned to the municipal bond market to refinance construction of gates at Detroit Metropolitan Airport, the 15th-busiest airport in the world. American High-Income Municipal Bond Fund has invested in many bond issues backed by major airlines.
[end photo caption]

     The municipal market also broadens the investor base available to corporations, Francht says. For airlines, which are frequent and heavy users of the credit markets, it is important to have as broad a base of investors as possible, he says.

     The community benefits because Northwest's investment helped the airport grow; an economically healthy, expanding airport can spur commercial development while boosting tax revenues. Additionally, Northwest's expanded service helped create jobs in the area.

     Investors in American High-Income Municipal Bond Fund can benefit because corporate-backed bonds usually pay a higher yield than traditional municipal bonds. Corporate-backed bonds, which represented about one-third of the fund's holdings on July 31, also help diversify its portfolio.

     There are thousands of corporate-backed bond issues in the municipal bond market. But finding those that offer the best opportunity for reward isn't easy. Investors need to understand the general outlook for interest rates and the economy. They also must be able to research the projects and have an in-depth knowledge of the companies issuing the bonds. This type of in-depth research is an area in which Capital Research and Management Company (CRMC), the investment adviser to American High-Income Municipal Bond Fund, has its greatest advantage. The fund's portfolio counselors and analysts have access to research conducted by CRMC's fixed-income and equity analysts, who are among the most experienced in the investment business. They often share insights and knowledge, giving the fund's fixed-income analysts an edge other investors don't enjoy.

     The bonds sold by Northwest Airlines are a good example. When the portfolio counselors of American High-Income Municipal Bond Fund first considered the bonds, they already knew a great deal about the airport, the 15th-busiest in the world. They knew that the region's economy was healthy and the airport had strong traffic growth - more than 28 million passengers in 1995
- suggesting that demand for gates would remain high. The bonds in the portfolio are backed by leases on the gates.

     Still, the portfolio counselors needed to know more about Northwest Airlines. They turned to CRMC's airline industry analysts and learned that Northwest, the world's fourth-largest passenger airline, was in the middle of a successful financial turnaround. Its revenues were increasing and it had reduced costs. Additionally, it had lucrative routes from Detroit to Asia, including nonstop service to Tokyo, Osaka, Seoul and Beijing. Having studied the region, the airport and the airline, CRMC's investment professionals invested in the Northwest bonds.

     Investments in corporate-backed municipal bonds aren't without risk, of course. The corporations can fail, or the market can lose confidence in them. And like any bonds, they can lose value without credit problems if interest rates rise. However, thorough research and analysis can help increase the chances of identifying those bonds which will be solid investments for shareholders. Of course, the Northwest Airlines, Inland Steel and other corporate-backed municipal bonds are just parts of what you own as a shareholder in American High-Income Municipal Bond Fund. But, unlike many tax-exempt bonds, these issues give your fund the opportunity for solid returns while helping companies and taxpayers as well as shareholders.

TAX-FREE YIELDS VS. TAXABLE YIELDS$

To use the table below, find your estimated 1996 taxable income to determine your federal tax rate. Then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 5.53% tax-free distribution rate in July.

     For example, a couple with a taxable income of $150,000 faces a federal tax rate of 36%. In this bracket, the fund's 5.53% distribution rate is equivalent to an 8.64% return on a taxable issue. Investors in the highest tax bracket (39.6%) would need a taxable distribution rate of 9.16% to match the fund's distribution rate.

IF YOUR TAXABLE INCOME IS...                    ...THEN YOUR       ...AS OF 7/31/96 YOUR
                                                FEDERAL TAX        TAX-EXEMPT DISTRIBUTION
                                                RATE IS...         RATE OF 5.53% IS
                                                                   EQUIVALENT TO A TAXABLE
                                                                   RATE OF...

SINGLE                JOINT

0- 24,000             $0- 40,100                15.0%              6.51%

24,001- 58,150        40,101- 96,900            28.0               7.68

58,151-121,300        96,901-147,700            31.0               8.01

121,301-263,750       147,701-263,750           36.0               8.64

Over 263,750          Over 263,750              39.6               9.16


*Based on 1996 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions applicable to certain taxable income levels.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
Investment Portfolio, July 31, 1996

Quality Ratings
AAA:                                                                3.59%
A:                                                                  8.05%
BBB:                                                               48.22%
BB:                                                                23.59%
B:                                                                 10.03%
Cash Equivalents:                                                   6.52%

                                                               Principal    Market
                                                                  Amount     Value
                                                                   (000)     (000)
Tax-Exempt Securities Maturing in More than
One Year - 93.48%

Alabama - 0.48%
 The Industrial Development Board of the City of
  Mobile, Solid Waste Revenue Refunding
  Bonds (Mobile Energy Services Company, L.L.C.
  Projects), Series 1995, 6.95% 2020                               $1,000    $1,045

California - 10.28%
 Resource Recovery Revenue Bonds,
  Waste Management Inc., Guarantee Bond, Series A  AMT,
  7.15% 2011                                                        2,000    2,132
 Rural Home Mortgage Finance Authority,
  Single Family Mortgage Revenue Bonds
  (Mortgage-Backed Securities Program),
  1995 Series B AMT, 7.75% 2026                                       995    1,113
 Student Education Loan Marketing Corp. (A
  Non-Profit Public Benefit Corp. Organized Under
  the Laws of the State of California) AMT, Student
  Loan Program Revenue Bonds:
   7.00% 2005                                                       1,000    1,038
   7.00% 2010                                                       2,000    2,081
 Central Valley Financing Authority, Cogeneration
  Project Revenue Bonds (Carson Ice-Gen Project),
  1993 Series, 6.10% 2013                                           1,400    1,393
 Long Beach Aquarium of the Pacific, Revenue Bonds
  (Aquarium of the Pacific Project), 1995 Series A:
   6.10% 2010                                                       1,000      987
   6.125% 2015                                                      1,000      957
   6.125% 2023                                                      1,500    1,410
 Los Angeles County Capital Asset Leasing
  Corporation, Certificates of Participation
  (Marina del Rey), Series A, 6.25% 2003                            3,715    3,824
 Pleasanton Joint Powers Financing Authority,
  Subordinate Reassessment Revenue Bonds,
  1993 Series B, 6.125% 2002                                        4,505    4,570
 Redding Joint Powers Financing Authority, Solid
  Waste and Corporation Yard Revenue Bonds, 1993
  Series A, 5.00% 2023                                              1,000      829
 Sacramento Cogeneration Authority, Cogeneration
  Project Revenue Bonds, 6.00% 2003                                 1,000    1,010
 South Tahoe Joint Powers Financing Authority,
  Refunding Revenue Bonds (South Tahoe
  Redevelopment Project Area No.1), 1995 Series B,
  6.25% 2020                                                        1,000      987

Colorado - 5.49%
 Student Obligation Bond Authority,
  Student Loan Asset-Backed Bonds, Senior
  Subordinate 1995 Series II-B AMT, 6.20% 2008                      1,000    1,012
 Arapahoe County, Capital Improvement
  Trust Fund Highway Revenue Bonds (E-470 Project):
   6.90% 2015                                                       1,250    1,315
   6.95% 2020                                                       4,500    4,735
 City and County of Denver, Airport System
  Revenue Bonds:
   Series 1991D AMT, 7.75% 2013                                     1,000    1,180
   Series 1992C AMT:
    6.55% 2003                                                      2,000    2,105
    6.75% 2013                                                      1,000    1,031
   Series 1994A, 7.50% 2023                                           500      550

Connecticut - 1.12%
 Eastern Connecticut Resource Recovery Authority,
  Solid Waste Revenue Bonds (Wheelabrator Lisbon
  Project) Series 1993 A AMT, 5.50% 2020                            2,700    2,429

District of Columbia - 0.72%
 Hospital Revenue Refunding Bonds (Washington
  Hospital Center Issue), Series 1992A,
  7.00% 2005                                                        1,500    1,574

Florida - 4.70%
 The Crossings at Fleming Island Community
  Development District (Clay County), Special
  Assessment Bonds, Series 1995, 8.25% 2016                         5,000    5,298
 Meadow Pointe II, Community Development District
  (Pasco County) Capital Improvement
  Revenue Bonds, Series 1995, 7.25% 2002                            4,845    4,901

Illinois - 10.95%
 Health Facilities Authority:
  Revenue Refunding Bonds (Edward Hospital
  Project), Series 1993A, 6.00% 2019                                1,000      974
  Revenue Bonds (Fairview Obligated Group Project),
  Series 1992A:
   9.50% 2022 (Prerefunded 2002)                                    2,750    3,429
   7.40% 2023                                                       2,630    2,630
 City of Chicago:
  Chicago-O'Hare International
  Airport, Special Facility Revenue Bonds
  (United Air Lines, Inc. Project):
   Series 1988A AMT:
    8.95% 2018                                                      1,895    2,128
    7.875% 2025                                                     1,000    1,073
   Series 1988B, 8.85% 2018                                         1,155    1,299
 City of Chicago:
  Skyway Toll Bridge Refunding
  Revenue Bonds, Series 1994:
   6.50% 2010                                                       1,500    1,540
   6.75% 2017                                                       1,500    1,536
 Village of Robbins, Cook County, Resource
  Recovery Revenue Bonds (Robbins Resource
  Recovery Partners, L.P. Project), Series 1994A AMT:
   8.75% 2005                                                       1,000      957
   9.25% 2014                                                       8,430    8,219

Indiana - 1.86%
 City of East Chicago, Pollution Control
  Refunding Revenue Bonds:
   (Inland Steel Company Project No. 10),
   Series 1993, 6.80% 2013                                          1,000    1,003
   (Inland Steel Company Project No. 11),
   Series 1994, 7.125% 2007                                         2,000    2,048
 City of Sullivan, Pollution Control Revenue
  Refunding Bonds (Indiana Michigan Power Company
  Project), Series C, 5.95% 2009                                    1,000      984

Kentucky - 3.38%
 Kenton County Airport Board, Special Facilities
  Revenue Bonds (Delta Air Lines, Inc. Project),
  1992 Series A AMT:
   6.75% 2002                                                       2,000    2,084
   7.50% 2012                                                       2,225    2,374
   6.125% 2022                                                      3,000    2,877

Louisiana - 3.31%
 Housing Finance Agency, Single Family Mortgage
  Revenue Bonds, Series 1995A-2 AMT, 7.80% 2026                     2,920    3,254
 Orleans Levee District, Levee Improvement Fixed-
  Rate Refunding Bonds, Series 1987A, 8.25% 2014                    3,900    3,939

Maine - 0.50%
 Educational Loan Marketing Corp., Student Loan Revenue
  Refunding Bonds, Series 1991 AMT,  6.90% 2003                     1,000    1,077

Maryland - 1.54%
 Health and Higher Educational Facilities
  Authority, Revenue Bonds, Howard County General
  Hospital Issue, Series 1993, 5.50% 2021                           2,000    1,764
 Housing Opportunities Commission of Montgomery
  County, Multifamily Revenue Bonds (Strathmore
  Court at White Flint), 1994 Issue A-2:
   7.50% 2024                                                       1,000    1,050
   7.50% 2027                                                         500      528

Massachusetts - 2.50%
 Industrial Finance Agency Revenue
  Bonds, Edgewood Retirement Community Project,
  Series 1995A, 9.00% 2025                                          5,300    5,437

Michigan - 9.75%
 Hospital Finance Authority,
  Hospital Revenue Refunding Bonds:
   Sinai Hospital of Greater Detroit, Series 1995
   6.625% 2016                                                      2,755    2,724
   Genesys Health System Obligated Group,
   Series 1995A:
    8.00% 2005                                                      2,000    2,210
    7.50% 2027                                                      2,200    2,287
 City of Detroit:
  Limited Tax General Obligation:
   Series 1995 B, 6.75% 2003                                        1,000    1,061
   Series 1995 A, 6.40% 2005                                        1,145    1,189
  Downtown Development Authority, Tax
  Increment Bonds (Development Area No.1 Projects),
  Series 1996C, 6.20% 2017                                          1,000    1,010
 The Economic Development Corporation of the
  County of Midland, Subordinated Pollution
  Control Limited Obligation Revenue Refunding
  Bonds (Midland Cogeneration Project),
  Series 1990B AMT, 9.50% 2009                                      6,600    7,147
 Charter County of Wayne, Special
  Airport Facilities Revenue Refunding Bonds,
  (Northwest Airlines, Inc., Facilities),
  Series 1995, 6.75% 2015                                           3,500    3,540

Nevada - 2.57%
 City of Henderson, Local Improvement
  District No. T-10 (Seven Hills) Limited Obligation
  Improvement Bonds, 7.50% 2015                                     5,500    5,585

New Jersey - 3.92%
 Economic Development Authority, First Mortgage
  Revenue Fixed-Rate Bonds:
   Fellowship Village Project,
   Series 1995A, 9.25% 2025                                         3,000    3,290
   Winchester Gardens at Ward Homestead Project,
   Series 1996A:
    8.50% 2016                                                      1,000    1,022
    8.625% 2025                                                     1,000    1,022
 The Union County Utilities Authority,  Solid Waste
  System Revenue Bonds, 1991 Series A  AMT, 7.10% 2006              3,090    3,177

New York - 12.92%
 State Environmental Facilities Corp. AMT,
  Solid Waste Disposal Revenue Bonds, (Occidental
  Petroleum Corp. Project), Series 1993 Subseries A:
  5.50% 2003                                                        2,500    2,469
  5.70% 2028                                                        1,235    1,101
 New York State Thruway Authority, Local Highway and
  Bridge Service Contract Bonds, Series 1992,
  6.25% 2006                                                        1,000    1,040
 The City of New York, General Obligation Bonds:
  Fiscal 1996 Series C, 6.40% 2003                                  1,000    1,036
  Fiscal 1996 Series E, 6.50% 2004                                  3,000    3,140
  Fiscal 1995 Series H, 6.50% 2005                                  1,650    1,724
  Fiscal 1995 Series B, 7.00% 2016                                  1,000    1,054
 New York City Industrial Development Agency, Solid
  Waste Disposal Revenue Bonds (1995 Visy Paper
  (NY), Inc. Project) AMT, 7.55% 2005                               9,000    9,286
 The Port Authority of New York and New Jersey, Special
  Project Bonds, Series 4 AMT, KIAC Partners Project:
   7.00% 2007                                                       3,000    3,164
   6.75% 2011                                                       4,000    4,032

Ohio - 2.71%
 Solid Waste Revenue Bonds (Republic Engineered Steel,
  Inc. Project), Series 1996 AMT, 9.00% 2021                        4,000    4,136
 The Student Loan Funding Corporation,
  Cincinnati, Student Loan Revenue
  Refunding Bonds,Series 1991A AMT, 7.20% 2003                      1,630    1,739

Pennsylvania - 4.09%
 Economic Development Financing Authority,
  Resource Recovery Revenue Bonds (Colver Project),
  Series 1994 D AMT, 7.15% 2018                                     3,000    3,170
 Cambria County Industrial Development Authority,
  Pollution Control Revenue Refunding Bonds
  (Bethlehem Steel Corporation Project),
  Series 1994, 7.50% 2015                                           1,250    1,285
 The Hospitals Authority of Philadelphia,
  Hospital Revenue Bonds (Temple University
  Hospital), Series of 1983, 6.625% 2023                            1,000    1,015
 Schuylkill County Industrial Development
  Authority, Resource Recovery Revenue Refunding
  Bonds (Schuylkill Energy Resources, Inc.
  Project), Series 1993 AMT, 6.50% 2010                             3,425    3,410

South Carolina - 1.20%
 York County, Pollution Control Facilities
  Revenue Bonds (Bowater Incorporated Project),
  Series 1990 AMT, 7.625% 2006                                      2,300    2,609

Tennessee - 1.28%
 Memphis-Shelby County Airport Authority, Special
  Facilities Revenue Bonds (Federal Express
  Corporation), Series 1984, 7.875% 2009                            2,500    2,778

Texas - 6.68%
 Alliance Airport Authority, Inc., Special
  Facilities Revenue Bonds (American Airlines,
  Inc. Project), Series 1990 AMT, 7.00% 2011                        5,250    5,657
 Hidalgo County Health Services Corp., Hospital Revenue
  Bonds (Mission Hospital, Inc. Project), Series 1996:
   7.00% 2008                                                       2,365    2,448
   6.75% 2016                                                       1,000      986
 Tomball Hospital Authority, Hospital Revenue
  Refunding Bonds, Series 1993, 6.125% 2023                         5,740    5,419

Virginia - 0.48%
 Virginia College Building Authority, Educational
  Facilities Revenue Bonds (Marymount University
  Project) Series of 1992, 7.00% 2022                               1,000    1,037

West Virginia - 1.05%
 City of South Charleston, Pollution Control
  Revenue Refunding Bonds (Union Carbide
  Corporation Project), Series 1985, 7.625% 2005                    2,000    2,276

                                                                         ---------
                                                                           202,985
                                                                         ---------

Tax-Exempt Securities Maturing in
One Year or Less - 5.20%

 State of Colorado, General Fund Tax and Revenue
  Anticipation Notes, Series 1996A, 4.50% 6/27/97                   1,300    1,306
 County of Los Angeles, California, 1996-97 Tax and
  Revenue Anticipation Notes, Series A, 4.50% 6/30/97               3,900    3,919
 State of Michigan, Full Faith and Credit General
  Obligation Notes, 4.00% 9/30/96                                   3,250    3,251
 State of Texas, Tax and Revenue Anticipation
  Notes, Series 1995 A, 4.75% 8/30/96                               2,820    2,823
                                                                         ---------
                                                                            11,299
                                                                         ---------
TOTAL TAX-EXEMPT SECURITIES (cost: $206,710,000)                           214,284
Excess of cash, prepaids and receivables over
 payables                                                                    2,856
                                                                         ---------
NET ASSETS                                                                $217,140
                                                                         =========

See Notes to Financial Statements

American High-Income Municipal Bond Fund
Financial Statements

Statement of Assets and Liabilities
at July 31, 1996 (dollars in thousands)
Assets:
 Tax-exempt securities
  (cost: $206,710)                                     $214,284
 Cash                                                        39
 Prepaid organization expense                                 8
 Receivables for--
  Sales of fund's shares                        $684
  Accrued interest                             3,742      4,426
                                           ---------  ---------
                                                        218,757
Liabilities:
 Payables for--
  Purchases of investments                     1,067
  Repurchases of fund's shares                    30
  Dividends payable                              371
  Management services                             83
  Accrued Expenses                                66      1,617
                                           ---------  ---------
Net Assets at July 31, 1996--
 Equivalent to $15.23 per share on 14,261,553
 shares of $0.01 par value capital stock
 outstanding (authorized capital stock -               $217,140
200,000,000 shares)                                   =========

Statement of Operations
for the year ended July 31, 1996
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                     $12,681
                                                      ---------
 Expenses:
  Management services fee                       $838
  Distribution expenses                          496
  Transfer agent fee                              90
  Report to shareholders                          71
  Registration statement and prospectus           90
  Postage, stationery and supplies                23
  Director's fees                                 18
  Auditing and legal fees                         30
  Custodian fee                                   10
  Taxes other than federal income tax              3
  Organization expense                            12
  Other expenses                                   8
                                           ---------
   Total expenses before reimbursement         1,689
  Reimbursement of expenses                       41      1,648
                                           ---------  ---------
  Net investment income                                  11,033
                                                      ---------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                        3,233
 Net unrealized appreciation
  on investments:
  Beginning of year                            6,791
  End of year                                  7,574
                                           ---------
   Net increase in unrealized appreciation
    on investments                                          783
  Net realized gain and unrealized                    ---------
   appreciation on investments                            4,016
Net Increase in Net Assets Resulting                  ---------
 from Operations                                        $15,049
                                                      =========

Statement of Changes in Net Assets
(dollars in thousands)                                   Period
                                                     September 26
                                           Year Ended  1994* to
                                            July 31,   July 31,
                                                1996       1995
Operations:
 Net investment income                       $11,033     $5,381
 Net realized gain on investments              3,233      2,246
 Net unrealized appreciation
  on investments                                 783      6,791
                                           ---------  ---------
  Net increase in net assets
   resulting from operations                  15,049     14,418
                                           ---------  ---------
Dividends and Distributions Paid to
 Shareholders:
 Dividends Paid from net
  investment income                          (11,032)    (5,381)
 Distributions from net realized gain on
  investments                                 (3,336)         -
                                           ---------  ---------
  Total dividends and distributions          (14,368)    (5,381)
                                           ---------  ---------

Capital Share Transactions:
 Proceeds from shares sold:
  6,164,069 and 11,466,307 shares, respecti   93,928    164,049
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments:
  645,325 and 239,900 shares, respectively     9,858      3,535
Cost of shares repurchased: 2,910,852 and
 1,350,194 shares, respectively              (44,191)   (19,857)
                                           ---------  ---------
 Net increase in net assets
  resulting from capital share
  transactions                                59,595    147,727
                                           ---------  ---------
Total Increase in Net Assets                  60,276    156,764
Net Assets:
 Beginning of period                         156,864        100
                                           ---------  ---------
 End of period                               217,140    156,864
                                           =========  =========

*Commencement of operations

See Notes to Financial Statements

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

1. American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

  Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event that Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $10,000 includes $7,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $7,574,000, of which $7,845,000 related to appreciated securities and $271,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1996. The cost of portfolio securities for book and federal income tax purposes was $206,710,000 at July 31, 1996.


3. The fee of $838,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent annual operating expenses exceed 0.90% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2004. CRMC has also voluntarily agreed to waive its fees to the extent necessary to ensure the fund's expenses do not exceed 0.86% of the average daily net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $41,000 for the year ended July 31, 1996. There can be no assurance that this voluntary fee waiver will continue in the future.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1996, distribution expenses under the Plan were $496,000. As of July 31, 1996, accrued and unpaid distribution expenses were $50,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $90,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $348,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1996, aggregate amounts deferred and earnings thereon were $13,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1996, accumulated undistributed net realized gain on investments was $2,143,000 and additional paid-in capital was $193,160,000.

  The fund made purchases and sales of investment securities       excluding
short-term securities, of $118,315,000 and $62,577,000, respectively, during the year ended July 31, 1996.

Per-Share Data and Ratios
                                                                               Period
                                                                         September 26
                                                            Year Ended    1994 /1/ to
                                                              July 31,       July 31,
                                                                  1996           1995
Net Asset Value, Beginning
 of Period                                                      $15.14         $14.29
                                                          ------------   ------------
Income From Investment
 Operations:
 Net investment income                                             .88            .76
 Net realized and
  unrealized gain
  on investments                                                   .37            .85
                                                          ------------   ------------
   Total income from investment operations                        1.25           1.61
                                                          ------------   ------------
Less Distributions:
 Dividends from net investment income                             (.88)          (.76)
 Distributions from net realized gains                            (.28)            --
                                                          ------------   ------------
  Total distributions                                            (1.16)          (.76)
                                                          ------------   ------------

Net Asset Value, End of Period                                  $15.23         $15.14
                                                          ============   ============

Total Return /2/                                                 8.48%    11.62%  /3/


Ratios/Supplemental Data:
Net assets, end of period (in millions)                           $217           $157
Ratio of expenses to average net assets                      .86%  /4/  .62%  /3/ /4/
Ratio of net income to average net assets                       5.74%      5.66%  /3/
Portfolio turnover rate                                        35.22%     46.42%  /3/


/1/ Commencement of operations.

/2/ Calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

/3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/4/ Had CRMC not waived fees, the fund's ratios of expenses to average net assets would have been 0.88% and 0.94%, respectively, for the periods shown.


                       REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.

 In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc. (the "Fund") at July 31, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Los Angeles, California
August 30, 1996

Tax Information (unaudited)

During the fiscal year ended July 31, 1996 the fund paid 87.5 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

The American Funds Group(R)
Fund Services

These handy services can add convenience and flexibility to your American Funds investments.

ADDING TO YOUR INVESTMENT

There are three ways you can group your American Funds purchases to qualify for a quantity discount:

- Right of accumulation: You can combine the value of your existing shares with those you are purchasing to qualify for a discount.

- Statement of Intention: You can, without obligation, use a Statement of Intention that allows you to combine the value of your existing shares and the purchases you intend to make over a 13-month period so you can take immediate advantage of the maximum quantity discount available.

- Concurrent purchases: By purchasing shares in more than one of the American Funds simultaneously, you may qualify for a quantity discount.

(Shares of money market funds purchased directly do not apply to quantity discounts. Additionally, certain accounts may not be eligible to be grouped. See the fund's prospectus or your investment professional for more details.)

Subsequent investments by mail: Once your account has been established and you've selected a broker/dealer, simply send a check for $50 or more, along with the bottom portion of your account statement, to American Funds Service Company.

PUTTING YOUR INVESTMENTS ON AUTOPILOT

Automatic investment plan: You can make automatic investments regularly by authorizing American Funds Service Company to deduct a specified sum from your bank account.

Automatic exchange plan: You can automatically exchange $50 or more between funds on a regular basis.

Automatic withdrawal plan: You can arrange to have regular checks for specified amounts sent to you or to anyone you designate in any month(s) you choose.

CHOOSING THE PAYOUT SYSTEM THAT'S RIGHT FOR YOU

Automatic reinvestment: All dividends and capital gain distributions can be automatically reinvested in additional fund shares without a sales charge.

Cross-reinvestment: You can reinvest dividends and/or capital gains from one fund to another fund at no charge if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

Dividends in cash: You can elect to take dividends in cash.

REPORTS YOU'LL RECEIVE FROM US

Confirmations of transactions: You will receive account statements reflecting the transactions in your account.

Consolidated quarterly statements: If you have more than one account with the American Funds, you can request a quarterly statement combining certain accounts registered to the same individual.

Year-end tax reports: At the end of each year, you will receive an individual report which shows the tax status of the distributions paid to you during the year. In many instances, these reports can help you calculate taxes due on shares sold by reporting average cost.

SPECIAL SERVICES

Exchange privileges: You can transfer some or all of your holdings into other American Funds by mail or by phone. Certain restrictions apply (a sales charge may apply if one has not already been paid), and it's important to remember that an exchange constitutes a sale and purchase for tax purposes.

Telephone information service: American FundsLine(R) is a toll-free service which gives you account information as well as current prices for all American Funds. Just call 800/325-3590.

Safekeeping of certificates: Your shares are credited to your account and certificates are not issued unless specifically requested. (Certificates are not available for money market funds.)

Free check-writing withdrawal service: If you have a money market fund account, this service enables you to write checks for $250 or more against the account. The account continues to earn daily interest until checks clear the fund's bank.

Retirement plans: A wide variety of plans is available.

FOR MORE COMPLETE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President
and Chief Executive Officer,
The Mission Group; former President,
Southern California Edison Company

DIANE C. CREEL
Long Beach, California
Chairwoman, Chief Executive
Officer and President,
The Earth Technology Corporation
(environmental engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board,
BW/IP International, Inc.
(industrial manufacturing)

OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

MARK R. MACDONALD
Los Angeles, California
Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster LLP
345 California Street
San Francisco, California 94104-2675

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA AGD/ALI/3042
Lit No. AHIM-011-0996
[The American Funds Group(R)]
Printed on recycled paper